Exhibit 99.1

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                                                                       TY
                                                                     LISTED
                                                                      NYSE
Tri-Continental Corporation
          an investment you can live with                       October 31, 2006
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FUND OBJECTIVE
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Tri-Continental Corporation invests to produce future growth of both capital and income, while providing reasonable current income.

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PORTFOLIO MANAGEMENT
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Portfolio Manager:
John B. Cunningham

Investment Team:
Seligman Core Investment Team

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SELIGMAN'S STYLE ANALYSIS
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                                  MANAGEMENT STYLE
                               Value   Blend  Growth
                       ---------------------------------------
             Large                       o
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MARKET CAP   Medium
                       ---------------------------------------
             Small

This style analysis is the opinion of Seligman only and has not been provided by any third party.

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TOP EQUITY HOLDINGS
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Represents 18.4% of net assets

Altria Group

Exxon Mobil

Citigroup

Microsoft

American International Group

Chevron

General Electric

Rite Aid

QUALCOMM

Aetna

The Corporation is actively managed, and its holdings are subject to change. Portfolio holdings information is available at www.seligman.com.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

The website reference contained herein is an inactive textual reference and information contained in or otherwise accessible through this website does not form a part of this fact sheet.

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PER SHARE CHARACTERISTICS
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Net Asset Value                                                         $24.66

Market Price                                                            $21.46

Premium/(Discount)                                                      (12.98)%

Accumulated Realized Capital Loss(1)                                    ($0.12)

Net Unrealized Capital Gain(2)                                           $0.21*

(1) Amount shown is based on the Fund's accounting records and may not reflect certain tax adjustments. Represents accumulated net gains or losses on portfolio transactions through October 31, 2006. Net realized losses for a fiscal year may be carried forward for up to eight years to offset future net realized gains.

(2) Amount shown is based on the Fund's accounting records and may not reflect certain tax adjustments. Represents net unrealized gains or losses as of October 31, 2006. Actual gains that may be realized in the future may be different than this amount due to market fluctuation and the timing of any sales of portfolio securities.

*     $1.31 in Unrealized Gains and $(1.10) in Unrealized Losses.

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DISTRIBUTIONS
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Number of Consecutive Years Dividend Paid                                    62

Yield of Portfolio                                                         1.30%

SEC Yield                                                                  1.13%

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HOLDINGS BY SECTOR
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                                        Tri-Continental Corporation+    S&P 500

Consumer Discretionary                                 8.89%              10.43%

Consumer Staples                                       9.13                9.46

Energy                                                 8.71                9.52

Financials                                            18.49               22.05

Health Care                                           11.71               12.35

Industrials                                            8.63               10.84

Information Technology                                18.53               15.41

Materials                                              2.84                2.94

Telecommunication Services                             3.20                3.51

Utilities                                              0.59                3.49

Short-Term                                             9.28                0.00


+     Sectors are shown as a percent of the total portfolio holdings.

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INVESTMENT RESULTS
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Total returns for the periods ended October 31, 2006

                                                                                Average Annual
                                                               --------------------------------------------------
                             One Month++     Year-to-Date++    One Year    Three Years    Five Years    Ten Years
Net Asset Value                 3.09%            12.45%         16.55%        11.49%         5.48%        6.33%

Market Price                    2.04             16.71          20.39         12.16          4.86         6.94

S&P 500                         3.26             12.06          16.34         11.44          7.26         8.64

Lipper Closed-End Core
Funds Average                   3.94             11.62          15.12         10.53          6.37         6.72

++    Not annualized.

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IMPORTANT PERFORMANCE INFORMATION
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Performance data quoted herein represents past performance. Past performance does not guarantee or indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns for the Fund as of the most recent month-end will be made available at www.tricontinental.com by the seventh business day following that month-end.

The Net Asset Value and Market Price investment results assume the reinvestment of all distributions. The Lipper Closed-End Core Funds Average and the S&P 500 are an unmanaged average and benchmark, respectively, that assume the reinvestment of all distributions and exclude the effect of taxes and sales charges. The S&P 500 also excludes the effect of fees. Investors cannot invest in an average or index.

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            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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                                                                       TY
                                                                     LISTED
                                                                      NYSE
Tri-Continental Corporation
          an investment you can live with                       October 31, 2006
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PORTFOLIO STATISTICS(1)
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Inception                                                                   1929

NYSE Symbol                                                                   TY

NAV Symbol                                                                 XTYCX

Median Market Cap                                                   $ 47 billion

Weighted Average Price/
Earnings Ratio (2005)(2)                                                   13.60

Weighted Average Price/
Book Ratio (2005)(3)                                                        2.3x

Net Investment Assets                                               $2.6 billion

(1) Calculations are based upon information provided by FactSet as of 10/31/06 for the securities held in the Corporation.

(2) Price/Earnings Ratio is the "multiple" of earnings at which a stock sells, determined by dividing current stock price by estimated earnings per share, adjusted for stock splits. A higher "multiple" indicates investors have greater expectations for future growth. The weighted average is the mean of the price/earnings ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

(3) Price/Book Ratio is the comparison of a stock's market value to the value of total assets less total liabilities (book value), determined by dividing current stock price by common stockholder equity per share, adjusted for stock splits. The weighted average is the mean of the price/book ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

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FOR MORE INFORMATION
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You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses, and other information about the Fund) may be obtained by calling 800-TRI-1092. The prospectus should be read carefully before investing in the Fund.

For more information, please call 800-TRI-1092 (800-874-1092) or visit our website at www.tricontinental.com

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YEAR-BY-YEAR ANNUAL TOTAL RETURNS
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  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]


                                                                                              Year-to-Date
                    1996    1997   1998   1999   2000    2001    2002     2003   2004   2005   (10/31/06)
Market Value        22.0%   27.9%  26.2%  12.6% -11.6%   -5.2%  -28.2%   25.2%    13.0%  3.0%     16.7%
Net Asset Value     21.4%   26.6%  25.8%  10.7%  -8.3%  -10.2%  -26.4%   25.8%    13.4%  2.7%     12.5%

See Important Performance Information on page 1 of this fact sheet.

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GROWTH OF $10,000
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10/31/96 - 10/31/06 (Based on Market Price)

                          [MOUNTAIN LINE GRAPH OMITTED]

$19,556

Excludes the effect of any costs associated with the purchase of shares. See Important Performance Information on page 1 of this fact sheet.

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A WORD ABOUT RISK
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The net asset value of shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade at a discount from their net asset value. Tri-Continental Corporation is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

There is no guarantee that the Fund's investment goals/objective will be met, and you could lose money.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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CETRI8-1006                               DISTRIBUTED BY SELIGMAN ADVISORS, INC.
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